FOOT LOCKER, INC.

THIRD QUARTER 2023
EARNINGS RESULTS

NOVEMBER 29, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This investor presentation includes "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks," "continues," "feels," "forecasts," or words of similar meaning, or future or conditional verbs, such as "will," "should," "could," "may," "aims," "intends," or "projects." Statements may be forward looking even in the absence of these particular words.

Examples of forward-looking statements include, but are not limited to, statements regarding our financial position, business strategy, and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained herein are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate.

We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to, a change in the relationship with any of our key suppliers, including access to premium products, volume discounts, cooperative advertising, markdown allowances, or the ability to cancel orders or return merchandise; inventory management; our ability to fund our planned capital investments; a recession, volatility in the financial markets, and other global economic factors, including inflation; difficulties in appropriately allocating capital and resources among our strategic opportunities; our ability to realize the expected benefits from acquisitions; business opportunities and expansion; investments; expenses; dividends; share repurchases; cash management; liquidity; cash flow from operations; our ability to access the credit markets at competitive terms; borrowing capacity under our credit facility; repatriation of cash to the United States; supply chain issues; labor shortages and wage pressures; consumer spending levels; licensed store arrangements; the effect of certain governmental assistance programs; the success of our marketing and sponsorship arrangements; expectations regarding increasing global taxes; the effect of increased government regulation, compliance, and changes in law; the effect of the adverse outcome of any material litigation or government investigation that affects us or our industry generally; the effects of weather; ESG risks, including, but not limited to climate change; increased competition; geopolitical events; the financial effect of accounting regulations and critical accounting policies; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors set forth in the section entitled "Risk Factors" of our most recent Annual Report on Form 10-K.

All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak to our views only as of the date of this investor presentation. Additional risks and uncertainties that we do not presently know about or that we currently consider to be insignificant may also affect our business operations and financial performance.

Please refer to "Item 1A. Risk Factors" in the Annual Report for a discussion of certain risks relating to our business and any investment in our securities. Given these risks and uncertainties, you should not rely on forward-looking statements as predictions of actual results. Any or all of the forward-looking statements contained in this investor presentation, or any other public statement made by us, including by our management, may turn out to be incorrect.

We are including this cautionary note to make applicable, and take advantage of, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Measures – Amounts used in this presentation are on a Non-GAAP basis, a reconciliation is included in the Appendix.

Third QUARTER

2023 RESULTS

FOOT LOCKER, INC.



THIRD QUARTER 2023 HIGHLIGHTS

COMP SALES	Comps by Region
-8.0% Total sales -8.6% Constant FX -10.0%	NA -9.5% EMEA -4.2% APAC -0.5%
Gross margin **-470 bps** On Markdowns and Occupancy	SG&A rate **+100 bps** Inflation and Investments
Inventory remains up but moderating **+10.5%** Year-over-year	GAAP EPS **$0.30** Non-GAAP EPS* **$0.30**

* A reconciliation to GAAP is provided in the Appendix

3Q GLOBAL COMP DETAIL

Footwear
Down High-Single Digits

Apparel
Down Mid-Teens

Accessories
Up Low-Single Digits

August	September	October
Down High-Single Digits	Down High-Single Digits	Down Mid-Single Digits

Note: Data is on comp basis. Category data is ex-WSS/atmos, while monthly data includes WSS/atmos.

3Q COMP DETAIL



NA
-9.5%
Foot Locker -4.9%
Champs Sports -20.9%
Kids Foot Locker +5.0%
WSS -9.4%
EMEA
-4.2%
Foot Locker Europe -3.9%
Sidestep n.m.
APAC
-0.5%
Foot Locker -1.2%
atmos +0.8%

THIRD QUARTER 2023 GROSS MARGIN AND SG&A RATE

GROSS MARGIN
(% of sales)


30.9%
34.7%
32.0%
27.3%
Q3 2020
Q3 2021
Q3 2022
Q3 2023

Down 470 bps Vs. Last Year

Key Drivers
- Merchandise Margin Fell 370 Bps on Higher Markdowns and Increase in Shrink
- Occupancy Deleveraged 100 Bps

SG&A EXPENSES
(% of sales)


20.1%
20.9%
21.5%
22.5%
Q3 2020
Q3 2021
Q3 2022
Q3 2023

Up 100 bps Vs. Last Year

Key Drivers
- Benefits From Cost Optimization
- Offset By Deleveraging on Sales Decline, Inflation, Wage Investments, and Technology


2023
OUT-
LOOK
(53-WEEK
YEAR)

Metric	Prior Outlook	Updated Outlook	Fourth Quarter Outlook	Commentary
Total Sales	Down 8.0% to 9.0%	Down 8.0% to 8.5%	Down 2.0% to 4.0%	Including 1% annual lift from the 53rd week
Comp Sales	Down 9.0% to 10.0%	Down 8.5% to 9.0%	Down 7.0% to 9.0%	
Store Count	Down -9%	Down -7%		Delayed timing of store closures
Square Footage	Down -4%	Down -2%		
Licensing Revenue	-$17 million	~$15 million	-$5 million	
Gross Margin	27.8%-28.0%	27.8%-27.9%	27.0% to 27.2%	
SG&A Rate	22.7%-22.9%	22.8%-22.9%	22.7% to 23.0%	
D&A	-$203 million	-$200 million	-$50 million	
Net Interest	-$12 million	-$11 million	-$4 million	
Non-GAAP Tax Rate	-33.0%	-36.0%	-33.0% to 34.0%	
Non-GAAP EPS	$1.30-$1.50	$1.30-$1.40	$0.26-$0.36	Includes $0.11 from the 53rd week
Capital Expenditures	-$290 million	-$275 million		Project timing

Our Lace Up Plan

FOOT LOCKER, INC.

Our Lace Up Progress in 3Q23



Expand Sneaker Culture

Increase our array of brands to expand sneaker culture


NON-NIKE
% OF SALES (ALL BANNER)
32%
36%
>40%
2022 Q3
2023 Q3
2026 Target


EXCLUSIVES
% OF SALES
15%
15%
25%
2022 Q3
2023 Q3
2026 Target

Create Value for All Stakeholders

Create lasting value for our communities, team members, and investors


2023 EBIT SAVINGS
INCREMENTAL $ FROM COST OPTIMIZATION, LATEST ESTIMATES
$35M
$35M
$30M
~40%
$350M
Q1
Q2
Q3
FY23
Total

Power Up Our Portfolio

Transform our store footprint through new concepts and footprint optimization


OFF-MALL
% OF SQ FT (NA ONLY)
33%
36%
50%
2022 Q3
2023 Q3
2026 Target


NEW CONCEPTS
% OF SQ FT
10%
13%
20%
2022 Q3
2023 Q3
2026 Target

Deepen Our Relationship with Customers

Drive deeper customer engagement, and utilize data to better serve our customers


LOYALTY
PENETRATION (NA)
22%
23%
50%
2022 Q3
2023 Q3
2026 Target

Be Best-in-Class Omni

Make the customer journey more dynamic, personalized, and seamless


DIGITAL
% OF SALES
15.5%*
17%
25%
2022 Q3
2023 Q3
2026 Target

*16.3% penetration with Eastbay

FOOT LOCKER, INC.


THE LAUNCH OF BRAND PLATFORM DROVE ~1B+ IMPRESSIONS & POSITIVE RESULTS IN OUR BUSINESS
KEVIN DURANT
ANTHONY EDWARDS
LAMELO BALL
ENISA
THE HEART OF SNEAKERS LAUNCH
Link to video
Link to video
Link to video
Link to video
BELIEVE THAT



FOOT LOCKER & NBA MEETING AT THE INTERSECTION OF BASKETBALL & SNEAKER CULTURE.
ESPN NBA COUNTDOWN
BROADCAST MEDIA
Foot Locker
ALL-STAR 2024
INDY
ACTIVATION
ALL-STAR WEEKEND
NBA
Foot Locker
Official Partner of the NBA
EXCLUSIVE CONTENT
NBA OWNED CHANNELS + EMERGING MEDIA




Anthem
English
Spanish




Black Friday

WSS

More Joy for Everyone | Más Alegría Para Todos

Our bilingual Integrated Holiday Campaign videos hit ~6M impressions creating momentum into Black Friday and Holiday Shopping Season.


45 Days of Joy




2 For





Foot Locker is the leader and originator of sneaker culture

WITH THE RIGHT FOCUS, INVESTMENT AND CAPABILITIES, WE WILL DRIVE STEADY, LONG-TERM PROFITABLE GROWTH

LACING UP FOR THE FUTURE

- ✓ Strong Assets To Leverage
- ✓ Operate In An Exciting, Growing Market
- ✓ New Insights And Opportunities To Grow

FOOT LOCKER VISION



Foot Locker Unlocks The "Inner Sneakerhead" In All Of Us – Sparking Discovery And Igniting The Power Of Sneaker Culture.

Foot Locker

Bring the best of sneaker culture to all

Kids Foot Locker

Recruit the next generation

CHAMPS SPORTS

Serve the active athlete

WSS

Celebrate the Hispanic community

atmos

Share Japanese street and sneaker culture

Our "Lace Up" Plan


EXPAND SNEAKER CULTURE


POWER UP OUR PORTFOLIO


DEEPEN OUR RELATIONSHIP WITH CUSTOMERS


BE BEST-IN-CLASS OMNI

CREATE VALUE FOR ALL STAKEHOLDERS (CUSTOMERS, COMMUNITY, TEAM MEMBERS, & INVESTORS)

APPENDIX

GAAP to Non-GAAP Reconciliations

	Third Quarter		Year-to-Date	
	2023	2022	2023	2022
Pre-tax income:				
Income before income taxes	$ 47	$ 143	$ 101	$ 476
Pre-tax adjustments excluded from GAAP:				
Impairment and other [(1)]	6	20	59	38
Other income / expense [(2)]	(5)	14	(6)	32
Adjusted income before income taxes (non-GAAP)	$ 48	$ 177	$ 154	$ 546
After-tax income:				
Net income attributable to Foot Locker, Inc.	$ 28	$ 96	$ 59	$ 323
After-tax adjustments excluded from GAAP:				
Impairment and other, net of income tax benefit of $2, $5, $11, and $10 million, respectively [(1)]	4	15	48	28
Other income / expense, net of income tax (expense)/benefit of $(1), $4, $(1), and $7 million, respectively [(2)]	(4)	10	(5)	25
Tax reserves benefit / charge [(3)]	—	—	(4)	5
Adjusted net income (non-GAAP)	$ 28	$ 121	$ 98	$ 381

GAAP to Non-GAAP Reconciliations (cont.)

	Third Quarter		Year-to-Date	
	2023	2022	2023	2022
Earnings per share:				
Diluted earnings per share	$ 0.30	$ 1.01	$ 0.63	$ 3.38
Diluted EPS amounts excluded from GAAP:				
Impairment and other [1]	0.04	0.16	0.51	0.29
Other income / expense [2]	(0.04)	0.10	(0.06)	0.26
Tax reserves benefit / charge [3]	—	—	(0.04)	0.05
Adjusted diluted earnings per share (non-GAAP)	$ 0.30	$ 1.27	$ 1.04	$ 3.98

Notes on Non-GAAP Adjustments:

(1) For the third quarter of 2023, impairment and other included $7 million of reorganization costs, primarily related to severance and transformation consulting expense of $1 million. Additionally in the quarter, we recorded a $3 million net benefit from the settlement of lease obligations associated with Sidestep stores, partially offset by impairment on atmos U.S. assets of $1 million. For year-to-date 2023, impairment and other included transformation consulting expense of $27 million, impairment charges of $19 million, primarily accelerated tenancy charges on right-of-use assets for the closures of the Sidestep banner and certain Foot Locker Asia stores, and $12 million of reorganizations costs, related to severance and the closure of the Sidestep banner, certain Foot Locker Asia stores, and a North American distribution center.
For the third quarter of 2022, impairment and other charges included $17 million of transformation consulting, $2 million of severance costs for the closure of a North American distribution center, and $1 million of acquisition integration costs. For year-to-date 2022, impairment and other charges included $27 million of transformation consulting, $5 million of impairment of long-lived assets and right-of-use assets and accelerated tenancy charges, $4 million of acquisition integration costs, and $2 million of severance costs related to the distribution center closure.

(2) For the third quarter of 2023, other income / expense consisted of a $3 million gain from the sale of a North American corporate office property and an additional $2 million gain from the second quarter sale of our Singapore and Malaysian Foot Locker businesses to our license partner. The 2023 year-to-date period also included $1 million of our share of losses related to equity method investments.
Other income / expense for the third quarter of 2022 primarily consisted of a $15 million loss on minority investments, primarily due to a change in fair value of the investment in Retailors, Ltd., a publicly-listed entity, partially offset by an additional $1 million gain on the divestiture of the Team Sales business that occurred in the second quarter. The year-to-date 2022 amount includes $52 million of losses on minority investments, primarily from Retailors, Ltd., a $19 million gain on the Team Sales business divestiture, and $1 million of dividend income.

(3) In the first quarter of 2023, the Company recorded a $4 million benefit related to income tax reserves due to a statute of limitations release. In the second quarter of 2022, the Company recorded a $5 million charge related to income tax reserves due to the resolution of a foreign tax settlement.

The Company provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of the Company's forward-looking guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.